UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Aegis Financial Corporation
6862 Elm Street, Suite 830, McLean, VA 22101
 (Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end:  December 31, 2015

Date of reporting period:  March 31, 2015

Item 1. Schedule of Investments.

Aegis High Yield Fund
Schedule of Portfolio Investments
3/31/2015 (Unaudited)

	Shares	Value
Common Stocks - 5.3%
Mining - 4.7%
Amerigo Resources Ltd. (1)(3) CAD	599,300	$173,497
Jaguar Mining Inc. (1)(3)(5)	1,400,599	331,802
		505,299
Oil Companies - Exploration & Production - 0.6%
Woodbine Holdings LLC (2)(5)	56,010	64,137
Total Common Stocks (Cost $1,030,258)		569,436

	Principal Amount
Corporate Bonds - 16.0%
Paper Products - 16.0%
Fortress Paper Ltd., 7.000%, 12/31/2019 (3) CAD	5,251,000	1,699,823
Total Corporate Bonds (Cost $3,129,697)		1,699,823

	Unit
Liquidating Interest - 2.2%
Diversified Financial Services - 2.2%
Penson Worldwide, Inc., Sr. Unsec., 8.000%, 12/31/2031,(2)(4)(5) (Acquired Various Dates, Cost $970,465)	1,095,269	10,000
Penson Worldwide, Inc., Sec., 12.500%, 05/15/2017, (2)(5)(5) (Acquired Various Dates, Cost $584,7583)	992,503	227,631
		237,631
Total Liquidating Interest (Cost $1,558,404)		237,631

Total Investments - 23.5% (Cost $5,718,359)		2,506,890
Other Assets in Excess of Liabiliies - 76.5%		8,154,436
Net Assets - 100.0%		$10,661,326

Percentages are stated as a percent of net assets.

(1)	Non-income producing securities.
(2)
144A − Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(3)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of 3/31/2015.
(3)	Foreign security denominated in U.S. Dollars.
(4)	Issue is in default or bankruptcy.
(5)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.
CAD = Canadian Dollar
EURO = The European Currency

At March 31, 2015, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

5,718,359
Cost of investments	64,136
Gross unrealized appreciation	(3,275,605)
Gross unrealized depreciation	(3,211,469)
Net unrealized depreciation on investments

The difference between cost amounts, if any, for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Portfolio Characteristics
March 31, 2015
(Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Common Stock		5.3%
Mining	4.7%
Oil Companies - Exploration & Production	0.6%
Corporate Bond		16.0%
Paper Products	16.0%
Liquidating Interest		2.2%
Diversified Financial Services	2.2%
Other Assets & Liabilities		76.5%
Net Assets		100.0%

Portfolio Characteristics − (continued)
March 31, 2015
(Unaudited)

Credit Quality − % of Corporate Bonds
Below CCC or Unrated		100.0%
		100.0%

Maturity (Or Most Likely Call) − % of Corporate Bonds
1 − 5 years		99.5%
5 − 10 years		0.5%
		100.0%

Investment Valuation

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at March 31,2015

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities or identical securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.) An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in upon one or more domestic securities exchanges, excluding the National Association of Securities Dealers' Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock*				-
Mining	-	505,299		505,299
Oil Companies - Exploration & Production	-	-	64,137	64,137
Liquidating Interest*
Diversified Financial Services		-	237,631	237,631
Corporate Bonds*				-
Paper Products	-	1,699,823	-	1,699,823
Total*	-	2,205,122	301,768	2,506,890

Investments	Fair Value as of 3/31/2015	Valuation Technique	Unobservable Inputs
Woodbine Holdings LLC	$64,137	Fair Valuation	Broker Quotes, Comparables Pricing
Penson Worldwide, Inc., Sr. Unsec., 8.000%, 06/01/2014	$10,000	Fair Valuation	Comparables Pricing, Company Financial Statements
Penson Worldwide, Inc., Sec., 12.500%, 05/15/2017	$227,631	Fair Valuation	Comparables Pricing, Company Financial Statements

			Investments in Securities
			Period Ended
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)			March 31, 2015
Fair Value as of 12/31/14			$344,268
Total unrealized loss included in earnings			(42,500)
Fair Value as of 3/31/15			$301,768

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating
to assets still held at the reporting date			$-

* Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.
There were no transfers between Level 1, 2 and 3 fair valuation measurements during the reporting period, as compared to the certifications from the previous annual report. The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required. Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fee. To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date. The fee will be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis). Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and Expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.                                                                                                                                           Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Aegis Value Fund
Schedule of Portfolio Investments
3/31/2015 (Unaudited)

	Shares	Value
Common Stocks - 94.4%

Consumer Discretionary - 12.4%
Auto Components - 1.6%
Superior Industries International, Inc.	131,593	2,491,055

Hotels, Restaurants & Leisure - 4.6%
Bowl America, Inc. Class A	9,481	136,621
Frisch's Restaurants, Inc.	18,486	501,895
Luby's, Inc. (1)	230,603	1,196,830
Ruby Tuesday, Inc. (1)	854,906	5,137,985
		6,973,331
Household Durables - 1.1%
Natuzzi S.p.A. - SP ADR (1)(2)	373,265	634,551
Retail Holdings N.V. (2)	57,305	1,100,256
		1,734,807
Media - 0.2%
Ballantyne Strong Inc. (1)	60,293	273,127

Textiles, Apparel & Luxury Goods - 4.9%
Delta Apparel, Inc. (1)(3)	611,302	7,519,015
Total Consumer Discretionary		18,991,335

Consumer Staples - 7.5%
Food Products - 1.7%
Legumex Walker Inc. (1)(2)	1,021,500	2,621,195

Tobacco - 5.8%
Alliance One International, Inc. (1)(3)	8,032,504	8,835,755
Total Consumer Staples		11,456,950

Energy - 16.0%
Energy Equipment & Services - 10.1%
Gulfmark Offshore, Inc. - Class A	135,109	1,761,821
McDermott International, Inc. (1)(2)	1,189,561	4,567,914
Mitcham Industries, Inc. (1)	288,210	1,325,766
Paragon Offshore PLC (2)	1,873,103	2,435,034
Parker Drilling Co. (1)	1,122,213	3,916,524
Rowan Companies PLC - Class A (2)	84,300	1,492,953
		15,500,012
Oil, Gas & Consumable Fuels - 5.9%
Cloud Peak Energy, Inc. (1)	463,000	2,694,660
Comstock Resources, Inc.	411,782	1,470,062
Questerre Energy Corp. - Class A (1) CAD	1,593,800	377,513
WPX Energy Inc. (1)	415,515	4,541,579
		9,083,814
Total Energy		24,583,826

Financials - 10.8%
Capital Markets - 0.5%
US Global Investors, Inc. - Class A	226,323	723,102

Commercial Banks - 0.0%
Citizens Bancshares Corp.	3,024	27,065

Diversified Financial Services - 1.5%
California First National Bancorp.	167,096	2,304,254

Insurance - 7.0%
Aspen Insurance Holdings Ltd. (2)	73,000	3,447,790
EGI Financial Holdings, Inc. (1)(2) CAD	434,034	5,380,233
White Mountains Insurance Group Ltd. (2)	2,761	1,889,959
		10,717,982
Real Estate Management & Development - 1.7%
Public Service Properties Investments Ltd. (1)(2)(3)	7,069,706	2,519,015

Thrifts & Mortgage Finance - 0.1%
First Federal of Northern Michigan Bancorp, Inc.	35,640	210,276
Total Financials		16,501,694

Industrials - 7.5%
Aerospace & Defense - 1.3%
Sypris Solutions, Inc.	888,627	1,999,411

Machinery - 6.1%
Hardinge, Inc.	265,497	3,079,765
Tecumseh Products Co. (1)(3)	2,196,144	6,215,088
		9,294,853
Marine - 0.1%
Globus Maritime Ltd. (1)(2)	127,197	153,908
Total Industrials		11,448,172

Information Technology - 7.5%
Electronic Equipment, Instruments & Components - 1.6%
Frequency Electronics, Inc. (1)	174,383	2,432,643

Semiconductor & Semiconductor Equipment - 5.9%
Photronics, Inc. (1)	785,141	6,673,698
Rubicon Technology, Inc. (1)	611,200	2,408,128
		9,081,826
Total Information Technology		11,514,469

Materials - 32.0%
Metals & Mining - 24.2%
Amerigo Resources Ltd. (1)(2)(3)	8,906,800	2,578,519
AuRico Gold Inc. (2)	1,236,078	3,423,936
Avino Silver & Gold Mines (1)(2) CAD	1,686,675	2,260,144
Coeur Mining Corp. (1)	450,294	2,120,885
Continental Gold Ltd. (1)(2)	1,215,069	1,851,552
Dalradian Resources Inc. (1)(2)(3) CAD	5,021,770	3,449,481
Geodrill Ltd. (1)(2) CAD	945,000	410,367
GoldQuest Mining Corp. (1)	2,849,300	157,476
Guyana Goldfields Inc. (1)(2)	938,550	2,133,324
Lake Shore Gold Corp. (1)(2)	3,393,966	2,744,361
Nevsun Resources Ltd. (2)	1,900,732	6,443,481
Newstrike Capital, Inc. (1)	601,200	346,513
Olympic Steel Inc	168,585	2,269,154
Rio Alto Mining Ltd. (1)(2)	778,501	1,917,748
Sulliden Mining Capital Inc. (1) CAD	407,693	80,473
Universal Stainless & Alloy Products Inc. (1)	192,302	5,042,158
		37,229,572
Paper & Forest Products - 7.8%
Mercer International, Inc. (1)	371,705	5,709,389
Resolute Forest Products Inc. (1)	359,932	6,208,827
		11,918,216
Total Materials		49,147,788

Utilities - 0.7%
Independent Power Producers & Energy Traders - 0.7%
Maxim Power Corp. (1)(2) CAD	493,200	1,053,339
Total Utilities		1,053,339

Total Common Stocks (Cost $190,875,982)		144,697,573

Warrants - 1.9%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Magnum Hunter Resourses, Corp., Exercise Price: $85.00, 04/15/2016 (1)	141,667	5,667
Total Energy		5,667

Financials - 1.9%
Insurance - 1.9%
American International Group, Inc., Exercise Price: $45.00, 01/19/2021 (1)	135,279	2,954,493
Total Financials		2,954,493

Materials - 0.0%
Metals & Mining - 0.0%
Avino Silver & Gold Mines - Warrant (1)	311,922	59,265
Total Materials		59,265

Total Warrants (Cost $1,101,959)		3,019,425

Total Investments - 96.3% (Cost $191,977,941)	147,716,998
Other Assets in Excess of Liabiliies - 3.7%	5,693,370
Net Assets - 100.0%	$153,410,368
Percentages are stated as a percent of net assets.

(1) Non-income producing securities.
(2) Foreign security denominated in U.S. Dollars.
(3) Affiliated Company − The fund is owner of more than 5% of the outstanding voting securities.
See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(4) Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.

CAD — Canadian Dollar
GBP — British Pound
ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trusts

At March 31, 2015, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:
191,977,941
Cost of investments	20,926,781
Gross unrealized appreciation	(65,187,724)
Gross unrealized depreciation	(44,260,943)
Net unrealized depreciation on investments

The difference between cost amounts, if any, for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Portfolio Characteristics
March 31, 2015

Portfolio Characteristics
Industry Breakdown
	% of the Fund’s Net Assets
Common Stock		94.4%
Auto Components	2.9%
Capital Markets	0.5%
Commercial Banks	0.0%
Diversified Financial Services	1.5%
Electronic Equipment, Instruments & Components	1.6%
Energy Equipment & Services	10.1%
Food Products	1.7%
Hotels, Restaurants & Leisure	4.6%
Household Durables	1.1%
Independent Power Producers & Energy Traders	0.7%
Insurance	7.0%
Machinery	6.1%
Marine	0.1%
Media	0.2%
Metals & Mining	24.2%
Oil, Gas & Consumable Fuels	5.9%
Paper & Forest Products	7.8%
Real Estate Management & Development	1.7%
Semiconductor & Semiconductor Equipment	5.9%
Textiles, Apparel & Luxury Goods	4.9%
Thrifts & Mortgage Finance	0.1%
Tobacco	5.8%
Warrants*		1.9%
Oil, Gas & Consumable Fuels	0.0%
Metals & Mining	0.0%
Insurance	1.9%
Short-Term Investments*		0.0%
Other Assets in Excess of Liabiliies		3.7%
Total Net Assets		100.0%

Investments in Affiliated Companies*
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of March 31, 2015 amounted to $33,738,068, representing 21.99% of net assets. A summary of affiliated transactions for the period ended March 31, 2015 is as follows:

Aegis Value Fund

						Public Service
	Alliance One	Amerigo	Dalradian	Delta	Legumex	Properties	Tecumseh
	International Inc.	Resources Ltd.	Resources	Apparel Inc	Walker Inc.	Investments Ltd.	Products Co.	Total

December 31, 2014
Balance
Shares	5,288,154	8,906,800	-	611,302	1,021,500	7,069,706	2,196,144	-
Cost	$16,470,054	$6,309,422	$-	$4,638,288	$3,471,695	$2,941,068	$17,776,863	$51,607,390
Market Value	$8,355,283	$1,874,881	$-	$6,223,054	$2,329,984	$2,837,359	$6,786,085	$28,406,646

Gross Additions
Shares	2,744,350	-	500,000	-	-	-	-	-
Cost	$2,959,036	$-	$3,655,844	$-	$-	$-	$-	$6,614,881

Gross Deductions
Shares	-	-	-	-	-	-	-	-
Cost	$-	$-	$-	$-	$-	$-	$-	$-
Proceeds	$-	$-	$-	$-	$-	$-	$-	$-

March 31, 2015
Balance
Shares	8,032,504	8,906,800	5,021,770	611,302	1,021,500	7,069,706	2,196,144	-
Cost	$19,429,090	$6,309,422	$3,655,844	$4,638,288	$3,471,695	$2,941,068	$17,776,863	$58,222,271
Market Value	$8,835,755	$2,578,519	$3,449,481	$7,519,015	$2,621,195	$2,519,015	$6,215,088	$33,738,068

Realized gain (loss)	$-	$-	$-	$-	$-	$-	$-	$-

Investment income	$-	$-	$-	$-	$-	$-	$-	$-

*As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

Investment Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors.

The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at March 31, 2015

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity  (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	17,754,458	1,236,877	-	18,991,335
Consumer Staples	11,456,950	-	-	11,456,950
Energy	24,583,826	-	-	24,583,826
Financials	16,291,418	210,276	-	16,501,694
Industrials	11,448,172	-	-	11,448,172
Information Technology	11,514,469	-	-	11,514,469
Materials	46,569,269	2,578,519	-	49,147,788
Utilities	-	1,053,339	-	1,053,339
Warrants				-
Energy	-		5,667	5,667
Financials	2,954,493	-	-	2,954,493
Materials	-	-	59,265	59,265
Total	142,573,055	5,079,011	64,932	147,716,998

The following is a summary of quantitative information about significant unobservable valuation inputs for the Aegis Value Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of March 31, 2015:

Investments	Fair Value as of 3/31/2014	Valuation Technique	Unobservable Inputs
Avino Silver & Gold Mines, Exercise Price: $2.87, 02/25/2017	$59,265	Fair Valuation by Advisor	Pricing Model
Magnum Hunter Resourses, Corp., Exercise Price: $85.00, 04/15/2016	$5,667	Fair Valuation by Advisor	Pricing Model

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)				Investments in Securities Period Ended 3/31/2015
Beginning Balance as of 12/31/14				$67,765
Unrealized losses included in earnings				(2,833)
Ending Balance as of 3/31/15				$64,932

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating
to assets still held at the reporting date				$(2,833)

During the period ended March 31, 2015, there were the following transfers between Level 1, Level 2 and Level 3 for the Aegis Value Fund.
	Transfers	Market Value
	Level 1 into Level 2	$5,079,011
	Level 2 into Level 1	$2,546,280

The transfers from Level 1 to Level 2 were due to certain securities switching from a direct quote in an active market to an evaluated price obtained from the pricing vendor.
Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

FASB ASC 815, Derivatives and Hedging (ASC 815) requires enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Aegis Value Fund did not maintain any positions in derivative instruments or engaged in hedging activities during the period ended March 31, 2015.

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By  /s/ Scott L. Barbee
          Scott L. Barbee, President

Date:  May 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Scott L. Barbee
          Scott L. Barbee, President

Date:  May 26, 2015

By:  /s/ Sarah Q Zhang
           Sarah Q. Zhang, Treasurer

Date:  May 26, 2015